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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

INDUSTRIAL PROPERTY TRUST INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55376 (Commission File Number)	61-1577639 (IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor
Denver, CO 80202
(Address of Principal Executive Offices)

(303) 228-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

Agreement and Plan of Merger

        As previously reported, on July 15, 2019, Industrial Property Trust Inc., a Maryland corporation (the "Company"), Prologis, L.P., a Delaware limited partnership ("Parent"), and Rockies Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent ("Rockies Acquisition"), entered into an Agreement and Plan of Merger (the "Original Merger Agreement"). Pursuant to the terms of the Original Merger Agreement, the Company has elected to engage in an asset sale with Parent and its affiliates, rather than a merger of Rockies Acquisition with and into the Company, and in connection with such election, as contemplated by the Original Merger Agreement, the parties have agreed to amend and restate the Original Merger Agreement in order to reflect the revised transaction structure. As a result, on August 20, 2019, the Company, Parent and Rockies Acquisition, entered into the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"). The board of directors of the Company (the "Company Board") has unanimously approved the Asset Sale (as defined below), the Merger Agreement and the other transactions contemplated by the Merger Agreement.

        The Merger Agreement provides for the sale of substantially all of the Company's assets to Parent through (i) two mergers (each, a "Merger" and collectively the "Mergers") of Rockies Acquisition or newly formed Delaware limited liability companies that are wholly owned subsidiaries of Parent or an affiliate of Parent (the "Merger Subs") with and into newly formed, wholly owned subsidiaries of IPT Real Estate Holdco LLC, a Delaware limited liability company and indirect subsidiary of the Company ("IPT Holdco") (and such newly formed subsidiaries, the "New Holdcos"), with each applicable New Holdco surviving each Merger as a wholly owned subsidiary of Parent or an affiliate of Parent upon the terms and subject to the conditions set forth in the Merger Agreement, and (ii) the sale (each, an "Asset Transfer" and together with the Mergers, the "Asset Sale") by IPT Holdco of up to ten to-be-formed Delaware limited liability companies that are wholly owned subsidiaries of IPT Holdco (each, an "Asset Sale Holdco," and together with the New Holdcos, the "Sale Holdcos" and each, a "Sale Holdco") to Parent or an affiliate of Parent (including a "qualified intermediary" or "exchange accommodation titleholder" that is acting on behalf of an affiliate of Parent).

        Prior to the closing of the Asset Sale and pursuant to the terms of the Merger Agreement, the Company will cause IPT Holdco to contribute to each Sale Holdco, as may be directed by Parent in accordance with the terms of the Merger Agreement, all of the equity interests in the subsidiaries of the Company that are wholly owned by IPT Holdco other than the entities (collectively, the "BTC Entities") that hold the Company's limited partnership and general partnership interests in the Company's two unconsolidated joint venture partnerships—Build-To-Core Industrial Partnership I LP and Build-To-Core Industrial Partnership II LP (the "BTC Partnerships"). Pursuant to the terms of the Merger Agreement, the Company has the right but not the obligation, to sell or otherwise transfer, or cause to be sold or otherwise transferred, all of the equity interests or other ownership interests owned, directly or indirectly, by the Company in the BTC Entities or the BTC Partnerships prior to the closing of the Asset Sale (a "BTC Sale Transaction").

        The Merger Agreement provides that the closing of the Asset Sale (the "Closing") will take place no later than the third business day following the date on which the last of the conditions to closing the Asset Sale have been satisfied or validly waived by the party entitled to the benefit of such condition (other than conditions that by their terms are to be satisfied or waived at the closing of the Asset Sale, but subject to the satisfaction or valid waiver of such conditions), unless such date is extended by mutual agreement of the Parties; provided that in no event shall the Closing occur earlier than January 8, 2020, unless otherwise agreed by the Company and Parent (such actual date of Closing, the "Closing Date"). If the Asset Sale is not consummated on or before February 28, 2020, the Merger Agreement may be terminated, and the Asset Sale may be abandoned, by either Parent or Company

(so long as the failure to consummate the Asset Sale by such date was not caused by the terminating party's failure to comply with any provision of the Merger Agreement).

        Pursuant to the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, at the effective time of the Asset Sale, Parent shall pay, or shall cause an affiliate of Parent to pay, to IPT Holdco aggregate consideration equal to (A) $2,371,500,000 minus (B) the aggregate amount actually drawn by the Company's operating partnership under the revolving credit facility plus (C) the aggregate amount of out-of-pocket costs paid or incurred by the Company and the Company's subsidiaries in connection with (x) the formation of more than one (1) New Holdco entity and engaging in more than one (1) contribution transaction and (y) engaging in more than one (1) Merger and the Asset Transfers, plus (D) the payoff amount as of the Closing Date of all indebtedness of the Company, the Company's operating partnership, and any other subsidiary of the Company that is not acquired by Parent in the Asset Sale, plus (E) the amount of all expenses paid or incurred by the Company and the Company's subsidiaries in connection with the Asset Sale and other transactions contemplated by the Original Merger Agreement or the Merger Agreement that would have been payable by or borne by the Company or any Company subsidiary if the Company was merged with Rockies Acquisition (including the amount of any expenses that were incurred as a result of amending and restating the Original Merger Agreement and transaction costs payable by the Company or any of its subsidiaries to certain persons and entities), minus (F) the Closing Net Working Capital Amount (as defined in the Merger Agreement) (which amount may be negative, in which case the absolute value of the Closing Net Working Capital Amount shall be added) (such amount, the "Merger Consideration").

        As a result of the Asset Sale, the Company will continue to exist and its only assets will be its interests in the BTC Partnerships.

        The Company and Parent each have made certain customary representations and warranties in the Merger Agreement, which have been revised from the representations and warranties set forth in the Original Merger Agreement in certain circumstances to solely apply to the Company's subsidiaries that will be acquired by Parent or its affiliates in the Asset Sale. Additionally, the operating covenants with respect to the conduct of business of the Company and its subsidiaries prior to the Closing set forth in the Merger Agreement have been revised in certain circumstances from the operating covenants set forth in the Original Merger Agreement to solely apply to the Company's subsidiaries that will be acquired by Parent or its affiliates in the Asset Sale, and certain operating covenants have been revised to exclude certain exceptions during the period following the approval of the Asset Sale by the Company's stockholders to the Closing.

        The Merger Agreement continues to (i) include covenants prohibiting the Company and its subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions, and (ii) prior to the approval of the Asset Sale by the Company's stockholders, permit the Company Board, in certain circumstances, to adopt, approve or declare advisable certain alternative business combination transactions or take similar actions in accordance with its obligations under applicable law, subject to complying with specified notice and other conditions set forth in the Merger Agreement, including the payment of a termination fee.

        Except as noted herein, there have been no other material changes to the terms of the Original Merger Agreement as disclosed on the Company's Form 8-K filed on July 15, 2019.

        A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about Parent, Rockies Acquisition or the Company. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, in the case of the Company, are modified or qualified by information in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Parent or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Side Agreement Concerning Second Amended and Restated Limited Partnership Agreement

        On August 20, 2019, the Company and Industrial Property Advisors Group LLC, the special limited partner (the "Special Limited Partner") of Industrial Property Operating Partnership LP, the Company's operating partnership (the "Operating Partnership"), entered into a Side Agreement Concerning Second Amended and Restated Limited Partnership Agreement (the "Side Agreement"). The Side Agreement amends certain terms set forth in the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership (the "Limited Partnership Agreement"). Pursuant to the Side Agreement, the Company and the Special Limited Partner agreed that the conversion and redemption provisions set forth in the Limited Partnership Agreement will not apply to the Asset Sale. Such provisions provide that upon the occurrence of certain events, including a sale of substantially all of the Company's assets, each special limited partnership unit held by the Special Limited Partner would be exchanged for Class A partnership units of the Operating Partnership ("Class A Units") with a value equal to the "Net Sales Proceeds" (as defined in the Limited Partnership Agreement) that would have been distributed to the Special Limited Partner under the distribution provisions of the Limited Partnership Agreement in accordance with the terms of the Limited Partnership Agreement, and then such Class A Units would automatically be redeemed by the Operating Partnership for an aggregate cash amount equal to such value. Instead, pursuant to the Side Agreement, the net proceeds of the Asset Sale will be distributed to the Special Limited Partner as "Net Sales Proceeds" (as defined in the Limited Partnership Agreement) in accordance with the distribution provisions of the Limited Partnership Agreement. In addition, the Company and the Special Limited Partner agreed that in the event of any "Sale," "Termination Event" or "Liquidity Event" (in each case, as defined in the Limited Partnership Agreement) following the closing of the Asset Sale, the Special Limited Partner may, in its discretion, choose to either (i) require the exchange and full or partial redemption of its special limited partnership units in accordance with the conversion and redemption provisions set forth in the Limited Partnership Agreement, or (ii) receive distributions of "Net Sales Proceeds" (as defined in the Limited Partnership Agreement) in accordance with the distribution provisions of the Limited Partnership Agreement.

        The Special Limited Partner is the Company's sponsor and the owner of the Company's external advisor, Industrial Property Advisors LLC (the "Advisor"). The Special Limited Partner is directly or indirectly majority owned and controlled by the estate of John A. Blumberg, James R. Mulvihill and Evan H. Zucker, Chairman of the Board of the Company, and/or their respective affiliates. The Company relies on the Advisor to manage the Company's day-to-day operating and acquisition activities and to implement the Company's investment strategy pursuant to the terms of an advisory agreement.

Item 7.01.    Regulation FD Disclosure

        On August 22, 2019, the Company prepared a stockholder Q&A and an email distribution to financial advisors, in each case, concerning the Asset Sale and the Merger Agreement. Copies of the

stockholder Q&A and the e-mail to financial advisors are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.

        The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01.    Other Events

        As previously disclosed, in connection with the Original Merger Agreement, the Company announced that the Company Board, including all of the Company's independent directors, had voted to suspend the Company's Third Amended and Restated Distribution Reinvestment Plan (the "DRIP"), which suspension was effective as of July 25, 2019, until the earlier to occur of (A) the effective time of the merger pursuant to the Original Merger Agreement and (B) the election by the Company or Parent, in each case in accordance with the terms of the Original Merger Agreement, to pursue the Asset Sale. In connection with the Merger Agreement and the Asset Sale, the Company Board, including all of the Company's independent directors, has voted to continue the suspension of the DRIP until the Company Board takes further action.

        As a result of the suspension of the DRIP, any distributions will be paid to the Company's stockholders in cash. The Company can provide stockholders with assistance on directing cash distribution payments and answering questions. The suspension of the DRIP will not affect the payment of distributions to stockholders who previously received their distributions in cash.

Forward-Looking Statements

        This Current Report on Form 8-K, including the exhibit furnished herewith, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform of 1995. These forward-looking statements generally can be identified by use of statements that include words such as "intend," "plan," "may," "should," "could," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity" and similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the failure of the Company to obtain the requisite vote of stockholders required to consummate the proposed transaction or the failure to satisfy the other closing conditions to the Asset Sale or any of the other transactions contemplated by the Merger Agreement; (iii) risks related to disruption of management's attention from the Company's ongoing business operations due to the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions; (vi) the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; (vii) the risk that the Asset Sale, or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; (viii) the ability of the Company to implement its operating strategy; (ix) the Company's ability to manage planned growth; (x) changes in economic cycles; and (xi) competition within the real estate industry. In addition, these forward-looking statements reflect the Company's views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date hereof. In light of the significant uncertainties inherent in the forward-

looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Additional factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company's SEC reports, including, but not limited to, the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 6, 2019, as amended by the Company's Form 10-K/A filed with the SEC on April 10, 2019, the "Risk Factors" section of subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information about the Proposed Transaction and Where to Find It

        In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement and other relevant materials, and hold a meeting of its stockholders to obtain the requisite stockholder approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available) containing information about the proposed transactions, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov and the Company's website at www.industrialpropertytrust.com. In addition, stockholders may obtain free copies of the proxy statement and other documents filed by the Company with the SEC (when available) by directing a written request to the following address: Industrial Property Trust Inc., Attention: Investor Relations, 518 Seventeenth Street, 17th Floor, Denver, CO 80202.

        The Company, Industrial Property Advisors LLC, the Company's external advisor, and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the transaction. Information about these persons and their ownership of common stock of the Company is set forth in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2018, which was filed with the SEC on April 10, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the Company, Industrial Property Advisors LLC and their respective executive officers and directors in the transaction by reading the proxy statement regarding the Asset Sale when it becomes available.

Item 9.01.    Financial Statements and Exhibits

(d)
Exhibits

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of August 20, 2019, among Industrial Property Trust Inc., Prologis, L.P. and Rockies Acquisition LLC.*
10.1
Side Agreement Concerning Second Amended and Restated Limited Partnership Agreement, dated as of August 20, 2019, by and between Industrial Property Trust Inc. and Industrial Property Advisors Group LLC.
99.1	Stockholder Q&A distributed August 22, 2019

Exhibit No.	Description
99.2	Financial Advisors email distributed on August 22, 2019

*
Industrial Property Trust Inc. has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2019	INDUSTRIAL PROPERTY TRUST INC.
	BY:	/s/ THOMAS G. MCGONAGLE
Thomas G. McGonagle
Managing Director, Chief Financial Officer

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  Item 1.01. Entry into a Material Definitive Agreement
  Item 7.01. Regulation FD Disclosure
  Item 8.01. Other Events
  Forward-Looking Statements
  Additional Information about the Proposed Transaction and Where to Find It
  Item 9.01. Financial Statements and Exhibits
SIGNATURES